                                                                   EXHIBIT 10.02


                     AMENDMENT NO. THREE TO CREDIT AGREEMENT



        This Amendment No. Three to Credit Agreement (this "Amendment") dated as of _______________, 1998, is entered into between Reliance Steel & Aluminum Co. ("Borrower") and Bank of America National Trust and Savings Association ("Bank").

                                    RECITALS

        A. The Bank and Borrower are parties to a certain Credit Agreement dated as of October 22, 1997, as modified by amendments dated April 16, 1998, and September 8, 1998 (as amended, the "Agreement").

        B. The Bank and Borrower desire to amend the Agreement for the purpose of deleting (i) the restriction in Section 7.2 of the Agreement on incurring unsecured Indebtedness, (ii) a component of one of the limitations on making Acquisitions in Section 7.8 of the Agreement, and (iii) the restriction on making Distributions in Section 7.9 of the Agreement.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

               2.1 Section 7.2 of the Agreement is amended in full to read as follows:

                "7.2 Intentionally deleted."

               2.2 Section 7.8 of the Agreement is amended by deleting the words "and the sum of the Borrower's and its Subsidiaries' Cash plus the amount by which the `combined Commitments' under and as defined in the Syndicated Credit Agreement exceeds the `Outstanding Obligations' (excluding `Swing Line Outstandings') under and as defined in the Syndicated Credit Agreement would be at least $25,000,000."

               2.3 Section 7.9 of the Agreement is amended in full to read as follows:

                "7.9 Intentionally deleted."

               2.4 Schedule 5.16 attached to the Agreement is amended to read as set forth on Schedule 5.16 attached hereto.

        3. Representations and Warranties. Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, except with respect to Schedule 5.16, a revised copy of which is attached to this Amendment, (c) this Amendment is within Borrower's powers, has been duly authorized, and does not conflict with any of

Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound.

        4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

               4.1 A duly executed counterpart of this Amendment signed by Borrower and the Bank.

        5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

        This Amendment is executed as of the date first above written.

                              RELIANCE STEEL & ALUMINUM CO., a
                              California corporation


                              By:________________________________

                              Title:_______________________________


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:________________________________
                                     Paul F. Sutherlen
                              Title: Vice President


                                       2